SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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HEARTLAND OIL AND GAS CORP.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HEARTLAND OIL AND GAS CORP.
#1925-200 Burrard Street
Vancouver, British Columbia
CANADA V6C 3L6

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to the annual meeting of the stockholders (the "Annual Meeting") of Heartland Oil and Gas Corp. (the "Company") that will be held on July 16, 2004 at 9:00a.m. (Vancouver time) at 1925-200 Burrard Street, Vancouver, British Columbia. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

(1) To elect Richard Coglon, Robert Knight, Donald Sharpe, Randy Buchamer and Michael Bodino as the directors of the Company for a one-year term expiring on the day of the 2005 Annual Meeting of Stockholders;

(2) To ratify the selection of Staley Okada and Partners, Certified Public Accountants, as independent auditors for the year ending December 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors;

(3) To approve the 2004 Stock Option Plan;

(4) To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

After careful consideration and consultation with its legal and financial advisors, the Board of Directors has approved, and recommends that the stockholders vote "FOR" the directors nominated by the Board, and that the stockholders vote "FOR" the appointment of Staley Okada and Partners as independent auditors of the Company.

The Board of Directors has fixed the close of business on June 29, 2004 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. At the Annual Meeting, each holder of record of shares of Common Stock on the record date will be entitled at the meeting to one (1) vote on each matter properly brought before the Annual Meeting.

Details of the names and qualifications of the nominees for directors, the ratification of the selection of our independent auditors and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

A copy of the Company's Form 10-KSB for the year ended December 31, 2003 is also enclosed.

I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

Sincerely,

HEARTLAND OIL AND GAS CORP.

By: /s/ Richard Coglon
Richard Coglon, President
Dated: June 29, 2004

HEARTLAND OIL AND GAS CORP.
#1925-200 Burrard Street
Vancouver, British Columbia
CANADA V6C 3L6

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JULY 16, 2004
9:00 A.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF HEARTLAND OIL AND GAS CORP.:

Notice is hereby given that Heartland Oil and Gas Corp., a Nevada corporation (the "Company") will hold its Annual Meeting of Stockholders on July 16, 2004 at 9:00 a.m. (Vancouver time) at 1925-200 Burrard Street, Vancouver, British Columbia. The Annual Meeting is being held for the following purposes:

(1) To elect Richard Coglon, Robert Knight, Donald Sharpe, Randy Buchamer and Michael Bodino as the directors of the Company for a one-year term expiring on the day of the 2005 Annual Meeting of Stockholders;

(2) To ratify the selection of Staley Okada and Partners, Certified Public Accountants, as independent auditors for the year ending December 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors;

(3) To approve the 2004 Stock Option Plan; and

(4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on June 29, 2004 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement. Holders of the Company's Common Shares on the record date are entitled to participate in and vote at the Annual Meeting. At the Annual Meeting, each of the Common Shares represented at the meeting will be entitled to one vote on each matter properly brought before the Annual Meeting.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Annual Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE ANNUAL MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Richard Coglon
Richard Coglon, President
Dated: June 29, 2004

HEARTLAND OIL AND GAS CORP.
#1925-200 Burrard Street
Vancouver, British Columbia
CANADA V6C 3L6

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Heartland Oil and Gas Corp., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on July 16, 2004 at 9:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this proxy statement and accompanying proxy card on or about July 2, 2004 to all stockholders entitled to vote at the Annual Meeting. The Annual Meeting will be held at 1925-200 Burrard Street, Vancouver, British Columbia.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of the Company's common stock (the "Common Stock") as of the close of business on June 29, 2004 (the "Record Date"). Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on June 29, 2004, the Record Date, will be entitled to receive notice of and vote at the Annual Meeting. At the Annual Meeting, each of the shares of Common Stock represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting. On the Record Date, there were 24,421,320 shares of Common Stock issued and outstanding.

In order to carry on the business of the Annual Meeting, the Company must have a quorum. Under the Company's bylaws, stockholders representing at least one-third of the Company's issued and outstanding shares of stock entitled to vote present in person or by proxy and entitled to vote constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposal 1 and 2 and at their discretion on any other matters that may properly come before the Annual Meeting. The Board knows of no other business that will be presented for consideration at the Annual Meeting. In addition, since no stockholder proposals or nominations were received on a timely basis, no such matters may be brought at the Annual Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the executive office of the Company located at Suite 1925-200 Burrard Street, Vancouver, British Columbia, Canada V6C 3L6, at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, or with the chairman of the Annual Meeting on the day of the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on June 29, 2004 are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

Dissenting Stockholders have no appraisal rights under Nevada law or under the Company's Articles of Incorporation or Bylaws in connection with the matters to be voted on at the Annual Meeting.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

Proposal 1. Election of Directors.

The entire Board is elected annually by the stockholders at the Annual Meeting. The Board has selected five nominees based upon their ability and experience. Each of the nominees is currently serving as a director of the Company.

The Board recommends that you vote FOR each of the nominees.

Proposal 2. Appointment of Independent Accountants.

The Audit Committee has nominated Staley Okada and Partners, Certified Public Accountants, to serve as independent accountants for the Company until the next Annual Meeting in 2005. Previously, Spicer Jeffries LLP provided audit and other services during 2003 for fees totaling $29,113. This included the following fees:

Audit Fees		$15,000
Financial Information Systems Design and Implementation Fees	$	Nil
All Other Fees		$14,113

The Audit Committee has reviewed with Staley Okada and Partners whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Staley Okada and Partners will be available by telephone at the Annual Meeting to respond to questions from stockholders.

The Board recommends that you vote FOR approval of Staley Okada and Partners as independent auditors for the Company.

Proposal 3. Approval of 2004 Stock Option Plan

The Board approved the plan in a resolution dated May 20, 2004. Awards of options under the 2004 Plan are at the discretion of the Board of Directors. As of the date of this filing, 780,000 options have been issued under the plan.

The Board recommends that you vote FOR approval of the 2004 Stock Option Plan.

PROPOSAL 1

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our Bylaws provide for a board of directors of one director. Additional directors may be appointed by the board of directors. Each director's term is for a period of one year and directors may be re-elected for successive annual terms. Our company currently operates with a Board of five directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

During fiscal 2003, the Board had six formal meetings and all of the directors attended all of the meetings of the Board of Directors and committees on which they served.

Nominees for Election

Set forth below is biographical information for each person nominated.

RICHARD COGLON

Mr. Coglon has been the President and a director of our company since September 18, 2002. He has also been the President, Secretary-Treasurer and a director of our subsidiary, Heartland Oil and Gas Inc. since August 11, 2000. Mr. Coglon graduated from the University of Alberta in 1982 with a Bachelor of Commerce (Finance Major). In 1983 he then attended the University of Victoria and received his Bachelor of Laws degree in 1986. Mr. Coglon was called to the Bar in British Columbia, Canada in 1987 and began his specialty in the areas of corporate finance and securities law. Mr. Coglon has acted for numerous private and public companies ranging from small corporate issuers to large multi-nationals and Provincial Utilities. In January 2003, Mr. Coglon ceased the active practice of Law to focus on the business of Heartland and his other business interests.

In 1995 Mr. Coglon co-founded Velvet Exploration Ltd., as a start-up oil exploration and production company. Velvet was eventually listed on the Toronto Stock Exchange and ultimately sold in August of 2001 in a "friendly takeover transaction" with El Paso Energy for approximately $450 Million.

Mr. Coglon is active as a businessman and as a partner in a number of resource and non-resource based ventures. Mr. Coglon also serves as a director and President of Bradner Ventures Ltd. a NASD (OTCBB) company.

ROBERT KNIGHT

Mr. Knight has served as the Secretary-Treasurer and a director of our company since July 1998. Mr. Knight served as President of our company from 1998 until September 2002. Mr. Knight has served as a director of Invisa Inc. since September 1998 and as the President and Secretary-Treasurer from September 1998 to January 2000. Mr. Knight serves as President, Secretary-Treasurer and director of Retinapharma International Inc., a position he has held since March 14, 2000. From September 1, 1998 to June 12, 1999 he served as President, Secretary-Treasurer and director of Silverwing Systems Corporation. From September 1, 1998 Mr. Knight served as President and director of Centaur BioResearch, Inc. From June 24, 1997 to February 1, 1999, he was the President and director of ANM Holdings Corporation. Additionally, Mr. Knight has served as a director of FlashPoint International, Inc. since October 2001. Mr. Knight has 20 years of experience in the public company arena and corporate finance. In all of these positions, Mr. Knight had the responsibility to manage all of the affairs of each of these companies; to ensure the operation of the business, interact with legal counsel and auditors, and the preparation of all documents to be filed with any regulatory bodies.

Mr. Knight completed a Masters in Business Administration, December 31, 1998 from Herriot-Watt University.

DONALD SHARPE

Mr. Sharpe has been a director of our company since September 18, 2002. Mr. Sharpe graduated from the University of British Columbia with a Bachelor of Science degree in Geophysics in 1981 and joined Suncor Inc. in August of that year. From 1981 to 1987 Mr. Sharpe trained and worked as an exploration geophysicist, gaining experience in all parts of the exploration and development cycle throughout the Western Canadian Sedimentary Basin.

In 1987, Mr. Sharpe moved into the then new field of gas marketing where he was responsible for the direct marketing of Suncor's gas to industrial, commercial and utility customers in the United States and Eastern Canada. In this position, Mr. Sharpe negotiated and completed gas contracts with some of North America's biggest industrial customers. The position required negotiating skills, an understanding of the North American pipeline infrastructure, and an appreciation for the dynamics of natural gas supply and demand. Mr. Sharpe continued his formal education and received a Certificate in Business Management from the University of Calgary in 1989.

In 1990, Mr. Sharpe returned to exploration at Suncor in the position of group leader for British Columbia exploration. In this position, Mr. Sharpe managed a team of professionals in land, geology and geophysics and was responsible for the planning, budgeting and execution of the team's exploration program. Mr. Sharpe continued his education and graduated from the Banff School of Advanced Management in 1991.

In 1994, Mr. Sharpe left Suncor and returned to Vancouver to found and run a number of public companies. He has gained wide experience in corporate governance, finance and the management of public companies. Operating under the umbrella of D. Sharpe Management Inc., Mr. Sharpe has consulted to, managed and served as a director of a number of successful start-up oil and gas companies including Gemini Energy Inc., Velvet Exploration Inc., Netco Energy Inc., Patriot Petroleum Corp. and Nation Energy.

Mr. Sharpe is a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta and the Canadian Society of Exploration Geophysicists.

RANDY G. BUCHAMER

Mr. Buchamer has been the Chairman and Chief Executive Officer of Voice Mobility Inc., a unified communications company, since August 21, 2001. From February 1998 to March 1999, Mr. Buchamer served as the Managing Director of Operations for the Jim Pattison Group and was responsible for supporting the $4.5 billion operations of 55 companies owned by the Jim Pattison Group. From 1996 to 1998, he served as Vice President and Chief Operating Officer of Mohawk Oil Retail Small Business Unit and from 1989 to 1996 as Vice President Corporate Services and Chief Information Officer for Mohawk Oil Company. From 1987 to 1988, he was Retail Market Specialist for Digital Equipment of Canada Limited. Mr. Buchamer founded and served, from 1981 to 1988, as President of Vartech Systems Corporation and RB Computer Products, an IBM value added reseller and North American software publisher and distributor of retail, distribution and manufacturing software solutions. From 1979 to 1981, he was Sales Manager and, from 1978 to 1979, a Sales Representative for Micom Canada Ltd. He received his Executive MBA from Simon Fraser University's Executive Management Development Program in 1994 and attended the Business Administration program at the University of Illinois. He also has completed courses at the IBM Canada Business Management School. He is a member of the Vancouver Board of Trade and the Sales and Marketing Executives Association of Vancouver.

MICHAEL BODINO

Mr. Bodino has been a director of our company since October 16, 2002. Mr. Bodino is currently a director of Energy Investment Banking for Hibernia Southcoast Capital, Inc. of New Orleans, Louisianna. In this capacity Mr. Bodino is responsible for developing and implementing corporate development strategies including mergers, acquisitions, and other financial advisory services; developing investment banking opportunities within the energy sector; and research. From 1993 to 1999 Mr. Bodino had served as a research analyst for San Jacinto Securities, Inc., of Dallas, Texas.

Mr. Bodino holds an MBA in finance from Texas Christian University and a B.S., Bachelor of Science in Economics from Louisiana State University in Shreveport. Mr. Bodino is a member of the William Conner Foundation, a member of the National Association of Petroleum Investment Analysts (NAPIA), a Board Member of the Louisiana Independent Oil and Gas Association (LIOGA), and a Member of the Independent Producers Association of America (IPAA).

Vote Required and Board of Directors' Recommendation

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE FOR EACH OF THE NOMINEES.

MANAGEMENT

The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of shareholders or until their successors are elected and qualify. The board of directors elects officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the board of directors.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Richard Coglon	President and Director	43	September 18, 2002
Robert Knight	Chief Financial Officer, Secretary and Director	47	September 1, 1998
Donald Sharpe	Director	46	September 18, 2002
Randy Buchamer	Director	47	October 24, 2002
Michael Bodino	Director	35	October 16, 2002

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 10% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Over the year ended December 31, 2003, our company incurred consulting and management fee expenses in the amount of $57,000. The consulting and management fee expenses were charged by Richard Coglon and Robert Knight, directors of our company. Pursuant to a consulting agreement with our company dated July 1, 2003, Richard Coglon receives $5,000(USD) per month for the services he provides to our company. Pursuant to an oral agreement with our company Mr. Knight receives $1,250 per month for the services he provides to our company. Pursuant to a consulting agreement with our company dated July 1, 2003, D. Sharpe Management Inc., a company wholly-owned by Donald Sharpe, a director of our company, receives $5,000(USD) per month for consulting services.

COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on the Company's review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that, during the year ended December 31, 2003 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

COMMITTEES OF THE BOARD OF DIRECTORS

Standing committees of our Board include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

AUDIT COMMITTEE

In the year ended December 31, 2003, there were two meetings held by the Audit Committee. The Audit Committee currently consists of Messrs. Knight, Buchamer and Bodino. Mr. Knight is the Chair of the Audit Committee and is a non-employee director of the Company. Messrs. Buchamer and Bodino are also non-employee directors of the Company. All of the members of the Audit Committee are independent as defined by Rule 4200(a)(14) of the NASD Rules. This committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with management and the adequacy of our accounting, financial, and operating controls; to recommend annually to the Board the selection of the independent auditors; to consider proposals made by the independent auditors for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board has adopted a charter for the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2003.

The Audit Committee has also discussed with Staley Okada and Partners the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from Staley Okada and Partners required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Staley Okada and Partners their independence.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission and the Company's proxy statement for its 2004 Annual Stockholders' Meeting.

The Audit Committee of our Board of Directors currently consists of Messrs. Knight, Buchamer and Bodino. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Robert Knight, Chairman
Randy Buchamer
Michael Bodino

COMPENSATION COMMITTEE

In the year ended December 31, 2003, there were no meetings held by the Compensation Committee. The Compensation Committee was appointed on May 8, 2003 and consists of Robert Knight, Randy Buchamer and Michael Bodino, being a majority of "outside" directors of the Board. Mr. Knight is the chair of the Compensation Committee. Messrs. Buchamer and Bodino are "outside" directors as that term is defined under the Regulations to Section 162(m) of the Internal Revenue Code, as determined by the Board of Directors. In addition, Mr. Knight meets the definition of "independent director" within the rules and regulations of the Securities and Exchange Commission and the stock exchange or trading market upon which our company's shares are listed for trading, as determined by the Board of Directors. Each appointed member of the Compensation Committee will be subject to annual reconfirmation and may be removed by the Board of Directors at any time. The Compensation Committee advises the Board of Directors with respect to the compensation of senior company employees and determines certain compensation awards for executives.

The Board has adopted a charter for the Compensation Committee. The Compensation Committee has not yet met.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

In the year ended December 31, 2003, there were no meetings held by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was appointed on May 8, 2003 and consists of Robert Knight, Randy Buchamer. Mr. Knight is the chair of the Compensation Committee and Mr. Knight is an "independent" director who meets the definition of "independence" under the rules and regulations of the Securities and Exchange Commission and the stock exchange or trading market upon which our company's shares are listed for trading, as determined by the Board of Directors. Each member of the Nominating and Corporate Governance Committee shall be subject to annual reconfirmation and may be removed by the Board at any time. The Nominating and Corporate Governance Committee assists the Board of Directors in identifying, screening and recommending qualified candidates to serve as directors of the Company and in advising on oversight of the Board of Directors' governance procedures.

The Board has adopted a charter for the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has not yet met.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding the Company's Common Stock beneficially owned on June 29, 2004 (the record date) for (i) each shareholder we know to be the beneficial owner of 5% or more of the Company's Common Stock, (ii) each of the Company's executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of June 29, 2004, we had 24,421,320 shares of Common Stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Richard L. Coglon 5060 Pinetree Crescent West Vancouver, BC Canada V7W 3B4	850,000(2)(3)	3.48%
Donald Sharpe Suite 1320, 925 West Georgia Street Vancouver, BC, Canada V6C 1G8	582,500(3)	2.39%
Robert Knight 114 W. Magnolia Street, Suite 446 Bellingham, WA 98225	144,300(4)	0.59%
Randall Buchamer Suite 1500, 885 West Georgia Street Vancouver, BC V6C 3E8	54,500(5)	0.22%
Michael Bodino Suite 1500, 885 West Georgia Street Vancouver, BC V6C 3E8	50,000(6)	0.20%
Directors and Executive Officers as a Group	1,681,300	6.88%

(1) Based on 24,421,320 shares of common stock issued and outstanding as of June 29, 2004. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Includes options to acquire an aggregate of 470,000 shares of common stock, exercisable within sixty days.

(3) The shares/options held by Richard Coglon are the subject of a divorce whereby Mr. Coglon's ex-wife is claiming one-half ownership.

(3) Includes options to acquire an aggregate of 232,500 shares of common stock, exercisable within sixty days.

(4) 50,000 of these shares of common stock are held by Knight Financial Ltd., a company wholly-owned by Robert Knight. Also includes options to acquire an aggregate of 32,500 shares of common stock exercisable within sixty days.

(5) Includes options to acquire an aggregate of 50,000 shares of common stock exercisable within sixty days.

(6) Includes options to acquire an aggregate of 50,000 shares of common stock exercisable within sixty days.

** Less than 1%

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, no nominee for election as a director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting.

COMPENSATION OF EXECUTIVE OFFICERS

During the year ended December 31, 2003, the following two (2) individuals served as executive officers of our company at various times: Richard Coglon and Robert Knight. Richard Coglon and Robert Knight, being executive officers are considered to be named executive officers for the purposes of our executive compensation disclosure on this proxy statement.

The following table shows, for the three-year period ended December 31, 2003, the cash and other compensation we paid to our Chief Executive Officer and to each of our executive officers who had annual compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation (1)
					Awards		Payouts
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Other Annual Compen- sation (US$) (1)	Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)	All Other Compen- sation
Richard Coglon President(2)	2003 2002 2001	$42,000 $8,000(3) $12,000(4)	Nil Nil Nil	Nil Nil Nil	N/A 500,000(5) N/A	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Robert Knight Chief Financial Officer(6)	2003 2002 2001	$15,000 $15,000(7) Nil	Nil Nil Nil	Nil Nil Nil	100,000 50,000(8) Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

(1) The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(2) Mr. Coglon has served as our President since September 18, 2002.

(3) Upon becoming our President, Mr. Coglon received $2,000 per month for providing management services to our company until June 2003. He is now under contract to receive $5,000 per month.

(4) Mr. Coglon received $1,000 per month for providing management services to our subsidiary, Heartland Oil and Gas Inc.

(5) Richard Coglon received 500,000 options at $0.35 pursuant to the Additional 2002 Officer, Director, Employee, Consultant and Advisor Stock Compensation Plan.

(6) Mr. Knight has served as our Chief Executive Officer from July 9, 1998 to September 17, 2002 at which time he was appointed to the position of Chief Financial Officer.

(7) Mr. Knight received $1,250 per month for providing management services to our company.

(8) Mr. Knight received 50,000 options at $0.50 in December 2002 and 100,000 options: 50,000 options at $0.50 and 50,000 options at $2.00 in June 2003 pursuant to the 2001 Officer, Director, Employee, Consultant and Advisor Stock Compensation Plan and the 2003 Officer, Director, Employee, Consultant and Advisor Stock Compensation Plan as compensation for serving as our Chief Financial Officer.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during fiscal 2003. We have never issued stock appreciation rights.

Name	Number of Securities Underlying Options/ SARs Granted (#)	% of Total Options/ SARs Granted to Employees in Fiscal Year(1)	Exercise Price ($/Share)	Expiration Date
Robert Knight Chief Financial Officer	100,000(2)	100%	$0.50 and $2.00	June 5, 2008

(1) The denominator (of 100,000) was arrived at by calculating the net total number of new options awarded during the year.

(2) In June 2003, Mr. Knight received 100,000 options of which 50,000 are exercisable at $0.50 and 50,000 are exercisable at $2.00 pursuant to the 2001 Officer, Director, Employee, Consultant and Advisor Stock Compensation Plan and the 2003 Officer, Director, Employee, Consultant and Advisor Stock Compensation Plan.

AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR AND 2003 FISCAL YEAR END OPTION/VALUES

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2003.

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable / Unexercisable		Value of Unexercised In-the -Money Options/SARs at FY- end ($) Exercisable / Unexercisable(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard Coglon	Nil	Nil	500,000	0	1,725,000	0
Robert Knight	Nil	Nil	112,500	37,500	315,000	105,000

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2003 ($3.80 per share on NASD OTCBB) and the exercise price of the individual's options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

On July 1, 2003, we entered into an consulting agreement with Richard Coglon pursuant to which Mr. Coglon will serve as the President of our company. We will pay to Mr. Coglon a monthly salary of $5,000 for services he provides to our company.

Our company has no plans or arrangements in respect of remuneration received or that may be received by Named Executive Officers of our company in fiscal 2004 to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per Named Executive Officer.

During the year ended December 31, 2003 we paid $42,000 to Richard Coglon for the services he provided to our company in his capacity as President and a director of our company. We also paid $15,000 to Robert Knight for the services he provided to our company in his former capacity as the President and his current capacity as Chief Financial Officer, Secretary, Treasurer and a director of our company.

REPRICING OF OPTIONS/SARS

We did not reprice any options awarded to any executive officers during fiscal 2002.

LONG-TERM INCENTIVE PLANS-AWARDS IN LAST FISCAL YEAR

We have no long-term incentive plans.

COMPENSATION OF DIRECTORS

Our Directors do not receive salaries or fees for serving as directors, nor do they receive any compensation for attending meetings of the Board of Directors or serving on committees of the Board of Directors. We may, however, determine to compensate our directors in the future. Directors are entitled to reimbursement of expenses incurred in attending meetings. In addition, our directors are entitled to participate in our stock option plan.

Donald Sharpe, a director of our company, earns consulting fees through D. Sharpe Management Inc., a company wholly-owned and controlled by him. We pay D. Sharpe Management Inc. $2,000 per month for consulting services, which was increased to $5,000 per month commencing July 1, 2003. As well, he retains a 1% non-convertible overriding royalty on production from leases acquired by our company in Forest City Basin.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

STOCK OPTION PLAN

During the year ended December 31, 2001 we established a 2001 Officer, Director, Employee, Consultant and Advisor Stock Compensation Plan (the "2001 Plan") pursuant to which 500,000 common shares were reserved for issuance to officers, directors, employees, consultants and advisors. During the year ended December 31, 2002 we established a 2002 Officer, Director, Employee, Consultant and Advisor Stock Compensation Plan (the "2002 Plan") pursuant to which 600,000 shares were reserved for issuance to officers, directors, employees, consultants and advisors and an additional 2002 Officer, Director, Employee, Consultant and Advisor Stock Compensation Plan (the "Additional 2002 Plan") stock option plan pursuant to which 500,000 shares were reserved for issuance to officers, directors, employees, consultants and advisors. During the quarter ended June 30, 2004 we established a 2004 Officer, Director, Employee, Consultant and Advisor Stock Compensation Plan (the "2004 Plan") pursuant to which 2,000,000 common shares were reserved for issuance to officers, directors, employees, consultants and advisors. The 2001 Plan, the 2002 Plan, the Additional 2002 Plan and the 2004 Plan are collectively referred to as the "Stock Compensation Plans". The purpose of the Stock Compensation Plans is to secure for our company and its shareholders the benefits arising from capital stock ownership by employees or officers of, and consultants or advisors to, our company and its subsidiaries who have contributed to our company in the past and who are expected to contribute to our company's future growth and success.

The 2001 Plan was effective on December 3, 2001 and is effective until the earlier of (i) December 31, 2012, or (ii) the date on which all shares available for issuance under the 2001 Plan shall have been issued, unless the 2001 Plan is sooner expressly terminated in accordance with the provisions of the 2001 Plan.

The 2002 Plan was effective on December 3, 2001 and is effective until the earlier of (i) December 31, 2012, or (ii) the date on which all shares available for issuance under the 2002 Plan shall have been issued, unless the 2002 Plan is sooner expressly terminated in accordance with the provisions of the 2002 Plan.

The Additional 2002 Plan was effective on September 1, 2002 and is effective until the earlier of (i) December 31, 2012, or (ii) the date on which all shares available for issuance under the Additional 2002 Plan shall have been issued, unless the Additional 2002 Plan is sooner expressly terminated in accordance with the provisions of the Additional 2002 Plan.

The 2004 Plan was effective on April 28, 2004 and is effective until the earlier of (i) December 31, 2014, or (ii) the date on which all shares available for issuance under the 2004 Plan shall have been issued, unless the 2004 Plan is sooner expressly terminated in accordance with the provisions of the 2004 Plan.

The Stock Compensation Plans are administered by our board of directors, except that the board may, at its discretion, establish a committee to administer the Stock Compensation Plans. The board has the power to approve all stock and options granted under the Stock Compensation Plans and to determine the terms and conditions of each grant under the Stock Compensation Plans. Our board of directors will grant shares of our common stock pursuant to Stock Issuance Agreements, which will contain the price at which the stock may be purchased, the manner in which the purchase price may be paid, any vesting provisions and any other terms and conditions which may be imposed by the board on the grant of such shares.

The Stock Compensation Plans do not contain any restrictions on an assignment of any stock or option granted pursuant to the Stock Compensation Plans, but the board may, as one of the terms and conditions of a grant of options, restrict the transferability of such options.

If an employment or contractual relationship with our company or its subsidiary is terminated for any reason, or if any officers, directors, employees, consultants or advisors of our company or its subsidiary resigns, the stock options that have vested at the effective date of termination or resignation of that person shall be deemed to have been earned by that officer, director, employee, consultant or advisor and no reduction or refund shall take place and no claim for any additional shares, compensation, severance or consideration of any kind may be made by that officer, director, employee, consultant or advisor.

Our board of directors may at any time, and from time to time, modify or amend the 2004 Plan in any respect, except that if at any time the approval of the shareholders of our company is required under any applicable law or rule, the board may not effect such modification or amendment without such approval.

EXECUTIVE EMPLOYMENT AGREEMENTS

On July 1, 2003, we entered into an consulting agreement with Richard Coglon pursuant to which Mr. Coglon will serve as the President of our company. We will pay to Mr. Coglon a monthly salary of $5,000 for services he provides to our company.

On July 1, 2003, we entered into an consulting agreement with D. Sharpe Management Inc., a company wholly-owned by Donald Sharpe, a director of our company, pursuant to which we will pay to D. Sharpe Management Inc. a monthly salary of $5,000 for consulting services.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Staley Okada and Partners has audited the Company's financial statements since March 15, 2004. At the recommendation of the Audit Committee, the Board has selected Staley Okada and Partners as the Company's independent auditors for the year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Staley Okada and Partners as the Company's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Staley Okada and Partners to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Staley Okada and Partners do not attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by Staley Okada and Partners as well as the fees charged by Staley Okada and Partners for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Staley Okada and Partners can be found under "Committees of the Board of Directors" on page 7 of this proxy statement and "Report of the Audit Committee" on page 7 of this proxy statement.

The Audit Committee of the Company has considered and determined that the services provided by Staley Okada and Partners are compatible with maintaining the principal's accountant's independence.

Representatives of Staley Okada and Partners are expected to be available by telephone at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to Spicer Jeffries LLP

Spicer Jeffries LLP provided audit and other services during 2003 for fees totaling $29,113. This included the following fees:

		Fiscal 2003
Audit Fees		$15,000
Financial Information Systems Design and Implementation Fees	$	Nil
All Other Fees		$14,113
Total		$29,113

Audit Fees ($15,000). This category includes the fees for the examination of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements, and the preparation of an annual "management letter" on internal control matters.

All Other Fees ($14,113). This category consists of fees for audit-related services and other services. Audit-related services are closely related to the financial audit process and primarily consist of statutory audits required by non-U.S. jurisdictions; audits of benefit plans; audits of vendors, licensees and customers to confirm that contract terms of pricing and payment are being met; internal control advisory services; work on registration statements filed with the U.S. Securities and Exchange Commission; and related accounting advice. Other services consist largely of tax services provided in the U.S. and Canada.

Financial Information Systems Design and Implementation Fees ($Nil). The Company did not use Spicer Jeffries LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We did not engage Spicer Jeffries LLP to provide compliance outsourcing services.

Vote Required and Board of Directors' Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Staley Okada and Partners

THE BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE "FOR" THE RATIFICATION OF SELECTION OF STALEY OKADA AND PARTNERS AS INDEPENDENT AUDITORS OF THE COMPANY.

PROPOSAL THREE - APPROVAL OF THE 2004 STOCK OPTION PLAN

A copy of the proposed 2004 Stock Option Plan (the "2004 Plan") is included with these Proxy Materials, and is hereby incorporated by reference.

The Board of Directors approved the plan in a resolution dated May 20, 2004. Awards of options under the 2004 Plan are at the discretion of the Board of Directors. As of the date of this filing, 780,000 options have been issued under the plan.

SUMMARY OF ALL STOCK OPTION PLANS

A summary of the key features of the 2004 Plan appears below. This summary is qualified by and made subject to the specific provisions of the 2004 Plan.

ADMINISTRATION

The 2004 Plan is to be administered by the Board of Directors or its designated plan administrator(s). The Board is authorized to interpret the 2004 Plan; determine the terms and conditions of each option including any restrictions to be imposed upon transfer of shares purchased pursuant to the options; establish and amend the rules for its administration; determine which key employees will be granted options; determine the number of shares and type of options to be granted to each eligible employee; and prescribe the form of all stock option agreements.

ELIGIBILITY

Consistent with the 2004 Plan's purposes, Options may be granted only to such Directors, Officers, Employees, Consultants and Advisors of the Company as determined by the Board or the Committee or a Designated Officer. Subject to the terms of the Plan, a Director, Officer, Employee, Consultant or Advisor who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option.

TYPES OF AWARDS AND CONSIDERATION RECEIVED

To provide a flexible and competitive program, the 2004 Plan awards non-qualified stock options or restricted shares. The Company will not receive consideration for the granting of options under this plan, except to the extent that options or shares are granted in return for services as permitted by the 2004 Plan. The awards are not transferable except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order.

RESERVATION OF SHARES

The 2004 Plan provides for the granting of options for an aggregate of 2,000,000 shares of common stock. Authorized but unissued shares and treasury shares may be made available for issuance under the 2004 Plan. In the event of changes affecting Heartland's common stock such as the payment of a stock dividend, the declaration of a stock split, combination of shares, recapitalization, merger, consolidation, or other corporate reorganization in which Heartland is the surviving company, the Board shall make adjustments to awards and shares under the 2004 Plan.

TERMS OF OPTIONS

OPTION PRICE - The purchase price of shares subject to any option must be at least 100% of the fair market value of the shares on the date of grant. Fair market value is defined in the 2004 Plan as the value of the Shares determined by the Board or the Committee or a Designated Officer in such manner as it may deem equitable for Plan purposes but, no less than is required by applicable laws or regulations; provided, however, that where there is a public market for the Shares, the Fair Market Value per share shall be the average of the high and low trading prices of the Shares on the Date of Grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System - Small Cap or National Markets or the National Association of Security Dealers Over the Counter Bulletin Board). Upon exercise, the option price is to be paid in full in cash or by check, or by surrender of a number of shares of common stock having a fair market value equal to the option price, or a combination of both.

EXERCISE OF OPTIONS - The maximum term of any stock option is 10 years from the date the option is granted. No incentive stock option may be granted after December 31, 2014. In the event of a dissolution or liquidation of Heartland or a merger, consolidation, sale of all or substantially all of its assets, or other corporate reorganization in which Heartland is not the surviving corporation or, if so provided by the Board with respect to a particular option in the event of a Change of Control, all options previously granted and still outstanding, regardless of their terms, will become exercisable.

If the employment of an optionee terminates due to his/her death or disability, all of the optionee's outstanding vested options must be exercised within six months or the stated period of the option, whichever is shorter. Notwithstanding the foregoing, if the optionee of an incentive stock option retires or voluntarily terminates his/her employment, his/her outstanding vested incentive stock options must be exercised within three months or within the stated period of the option, whichever is shorter. If an optionee's employment terminates for any reason other than voluntary termination, retirement, death or disability, all of the optionee's outstanding options, unless otherwise provided in an employment agreement, shall become null and void. In any event, no option may be exercised after termination of employment for any reason if it has not vested as at the date of termination of employment.

AMENDMENT

The Board of Directors may amend, alter, suspend or discontinue the 2004 Plan. However, any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board or the Committee or a Designated Officer, which agreement must be in writing and signed by the Optionee and the Company.

FEDERAL INCOME TAX CONSEQUENCES

INCENTIVE STOCK OPTIONS - The grantee of an incentive stock option will not be deemed to receive any taxable income upon the grant or exercise of an option, and any gain realized upon the disposition of shares acquired pursuant to an option will be treated as capital gain. However, in order for such capital gain treatment to be applicable, the shares acquired upon exercise of the option ordinarily must not be disposed of within two years after the date of grant or within one year of the date of exercise, and the option must be exercised prior to or within a specified period after a grantee's termination of employment. No gain or loss will be recognized by Heartland either upon the grant or upon the exercise of a qualifying incentive stock option. The difference between the option exercise price and the fair market value of the shares on the option exercise date of an incentive stock option will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

If shares acquired pursuant to an incentive stock option are disposed of before the holding periods described above expire, then the excess of the fair market value (but not in excess of the sales proceeds) of such shares on the option exercise date over the option price will be treated as ordinary income to the grantee in the year in which such disposition occurs and Heartland will be entitled to a commensurate income tax deduction. Any difference between the sales proceeds and the fair market value of the shares on the option exercise date will be treated as capital gain or loss.

RESTRICTED SHARES - The grantee of restricted shares will not be deemed to receive any taxable income upon the grant of the shares. When a restricted share is issued, the grant price will be an allowable income tax deduction to Heartland. When a restricted share is sold, the excess of the fair market value of the shares on the sale date over the grant price will be a capital gain to the grantee.

The full text of the 2004 Plan is attached.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2004 PLAN.

OTHER MATTERS

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the Company's next annual meeting of stockholders. To be eligible for inclusion in the Company's 2005 proxy statement, your proposal must be received by the Company no later than April 15, 2005 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2005 Annual Meeting, you must comply with the procedures contained in the Bylaws and you must notify the Company in writing and such notice must be delivered to or received by the Secretary no later than April 15, 2005. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company's 2005 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

You may write to the Secretary of the Company at the Company's principal executive office, 1925-200 Burrard Street, Vancouver, British Columbia, CANADA V6C 3L6, to deliver the notices discussed above and for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

FORM 10-KSB AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Form 10-KSB for the year ended December 31, 2003. A copy of the Form 10-KSB has been sent, or is concurrently being sent, to all shareholders of record as of June 29, 2004.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

In addition to the matters to be voted upon by the shareholders of the Common Stock, we will receive and consider both the Report of the Board to the Stockholders, and the financial statements of our company for the years ended December 31, 2003, December 31, 2002, and December 31, 2001, together with the auditors report thereon. These matters do not require Stockholder approval, and therefore Stockholders will not be required to vote upon these matters.

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: June 29, 2004

BY ORDER OF THE BOARD OF DIRECTORS

By: /s/ Richard Coglon
Richard Coglon, President

PROXY

ANNUAL GENERAL MEETING OF MEMBERS OF
Heartland Oil and Gas Corp. (the "Company")

TO BE HELD AT #1925-200 BURRARD STREET, VANCOUVER, BC ON JULY, 16, 2004, AT 9:00 AM

The undersigned member ("Registered Shareholder") of the Company hereby appoints, Richard Coglon, a Director of the Company, or failing this person, Robert Knight, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT OF HEARTLAND OIL AND GAS CORP.

The undersigned appoints Richard Coglon and Robert Knight as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Heartland Oil and Gas Corp. (the "Company") held of record by the undersigned on June 29, 2004, at the Annual Meeting of Stockholders to be held at #1925-200 Burrard Street, Vancouver, British Columbia, Canada, on July 16, 2004, or any adjournment thereof.

Please check this box only if you intend to attend and vote at the Annual Meeting

To assist the company in tabulating the votes submitted by proxy prior to the annual meeting, we request that you mark, sign, date and return this proxy by July 14, 2004 using the enclosed envelope.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1. ELECTION OF DIRECTORS	For	Against	Abstain
NOMINEES: Richard Coglon, Robert Knight, Donald Sharpe, Randy G. Buchamer and Michael Bodino.
INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space to the right.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

To ratify the selection of Staley Okada and Partners, Certified Public Accountants, as independent auditors for the year ending December 31, 2004 and to authorize the Board of Directors to fix the remuneration of the auditors.

	For	Against	Abstain

PROPOSAL 3. APPROVAL OF 2004 STOCK OPTION PLAN To approve the 2004 Stock Option Plan	For	Against	Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" each of the Proposals.

Dated: _____________________________ Signature: _____________________________

Please sign exactly as name appears below. When shares are held jointly, both stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.
SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Registrar and Transfer Company.

4. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5. Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, any prior instrument of proxy executed by such registered holder.

To be represented at the Meeting, this proxy form must be received at the office of Registrar and Transfer Company by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey 07016-3572
Fax: 908.497.2314